Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2014
Commitments and Contingent Liabilities

(23) Commitments and Contingent Liabilities

Advantest is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on Advantest’s consolidated financial position, results of operations, or cash flows.

Outstanding commitments for the purchase of property, plant and equipment totaled ¥21 million and for the purchase of parts and raw materials totaled ¥5,174 million at March 31, 2014.

Advantest maintains a commitment line agreement with a number of banks and pays commitment fees as consideration in order to secure a financing source for business operations. The commitment agreement term ends in March 2015, and the unused availability under this agreement as of March 31, 2014 amounted to ¥10,000 million.